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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2005

                        RADIATION THERAPY SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                     FLORIDA                                    65-0768951
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          (State or other jurisdiction of                     (I.R.S. Employer
          incorporation or organization)                   Identification No.)

   2234 Colonial Boulevard, Fort Myers, Florida                   33907
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     (Address of principal executive offices)                   (Zip Code)

                                 (239) 931-7275
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On October 1, 2005 the Company placed a binding order to purchase three additional stereotactic radiosurgery systems, after accepting delivery of four stereotactic radiosurgery systems in the third quarter of 2005 which are currently being installed in the Company's radiation therapy treatment centers serving the southwest Florida and Las Vegas local markets. The stereotactic radiosurgery systems will enable extra-cranial cancers to be treated at a higher dose with target localization and image verification and they also contain image guidance radiation therapy (IGRT) capabilities including cone-beam CT and high-quality kV x-ray. The aggregate cost of the stereotactic radiosurgery systems is approximately $16.1 million which the Company expects to fund through a combination of cash from operations, the Company's existing lease lines of credit and the revolving line of credit of the Company's senior secured credit facility under which approximately $78 million is currently available for borrowing. The Company expects to pay for the systems already delivered in the fourth quarter of 2005 upon completion of installation and to pay for the remainder of the systems in 2006. A copy of the press release announcing the Company's purchase of the systems is filed with this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        The information set forth above in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

        99.1 Press Release dated October 5, 2005 announcing the Company's purchase of stereotactic radiosurgery systems.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RADIATION THERAPY SERVICES, INC.

                                               By:   /s/David Koeninger
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                                                     David Koeninger
                                                     Principal Financial Officer

Dated:  October 5, 2005

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